EXHIBIT 2
                     STOCK PLEDGE AGREEMENT


 This  Stock  Pledge Agreement dated as of June  21,  1996  (this
"Agreement") is by and among Lee Jacobson, Philip Meurer, E. Michael Loftus and Joseph Parker (individually, a "Pledgor" and collectively, the "Pledgors") and Eagle River Interactive, Inc., a Delaware corporation (AERI").

                            RECITALS

 WHEREAS,  pursuant  to the Agreement and  Plan  of  Merger  (the
"Merger Agreement") dated June 21, 1996, by and among ERI, Graphic Media, Inc., an Oregon corporation ("Graphic Media"), and the shareholders (the "Shareholders") of Graphic Media, a subsidiary of ERI will merge with and into Graphic Media and the Shareholders will exchange all of the outstanding shares of Graphic Media for shares of the Common Stock of ERI (the "Common Stock"); and

 WHEREAS, the Merger Agreement provides in substance that the Pledgors, who are Shareholders, shall severally indemnify, defend and hold harmless ERI against any and all Damages (as defined in the Merger Agreement) suffered by ERI related to any breaches by Graphic Media and/or Pledgors of the representations, warranties, agreements and covenants contained in the Merger Agreement; and

 WHEREAS, the Pledgors have agreed to secure a portion of the foregoing indemnification obligations to ERI in the form of a pledge to ERI of an aggregate of 55,000 shares (the "Pledged Stock") of Common Stock, according to the terms and conditions of this Agreement, which pledge is a condition precedent to the consummation by ERI of the transactions contemplated by the Merger Agreement;

                           AGREEMENT

 NOW,   THEREFORE,  in  consideration  of  the  mutual  covenants
contained herein, the Pledgors and ERI, intending to be legally bound, agree as follows:

 1. Definitions. Unless the context otherwise requires, all capitalized terms used but not expressly defined herein shall have the meanings, if any, given to them in the Merger Agreement or, if they are not defined in the Merger Agreement but are defined in the Uniform Commercial Code, as presently in effect in the State of Colorado (the "Code"), they shall have the same meaning herein as in the Code.

 2. Pledge of the Pledged Stock; Power of Attorney.

 (a)To induce ERI to consummate the transactions contemplated by the Merger Agreement, and as security for the indemnification obligations of the Pledgors pursuant to the Merger Agreement (hereinafter, the "Obligations"), each of the Pledgors hereby pledges, hypothecates, assigns, transfers and sets over unto ERI, and grants a lien and security interest to ERI, in the Pledged Stock set forth opposite such Pledgor's name on Schedule A attached hereto and incorporated by reference herein. Pledgors have delivered to ERI, in its capacity as pledgee, original stock certificates accompanied by guaranteed stock powers duly signed by Pledgors (the "Stock Certificates") representing all of the issued and outstanding shares of the Pledged Stock.

 (b)ERI shall not have any obligation with respect to the Stock Certificates (and the Pledged Stock represented thereby) or any other property held or received by it hereunder except to use reasonable care in the custody and preservation thereof to the extent required by law. If ERI for any reason cannot produce the pledged Stock Certificates representing Pledged Stock that it is obligated to return to the Pledgors, ERI shall be obligated to have such certificates reissued and to execute any indemnity or bond that may be required in connection therewith.

 (c)ERI, or its agents, shall hold the Stock Certificates unless and until the occurrence of a Liquidated Claim for Indemnification (as defined below), upon which event each of the Pledgors hereby constitutes and irrevocably appoints ERI (and any officer or agent of ERI, with full power of substitution and revocation) as such Pledgor's true and lawful attorneys-in-fact, which appointment is coupled with an interest, in such Pledgor's stead and in his or her name or in ERI's name, to (a) transfer the Required Shares (as defined below) on the books of ERI, in whole or in part, to the name of ERI or such other person as ERI may designate; and (b) take possession of and endorse any one or more checks, drafts, bills of exchange, money orders or any other documents received on account of such Pledged Stock.

 (d)The powers of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect ERI's interests in the Pledged Stock and shall not impose any duty upon the attorney-in-fact to exercise such powers. Such powers of attorney shall be irrevocable prior to the payment in full and satisfaction of the Obligations relating to the Claims for Indemnification and shall not be terminated prior thereto or affected by any act of Pledgors, or by operation of law, and if any Pledgor should die or become legally incapacitated, such attorney-in-fact shall nevertheless be fully authorized to act under such powers of attorney as if such event had not occurred and regardless of notice thereof.

 (e)Each transferee of the beneficial ownership of the Pledged Stock by the acceptance of such a transfer shall be deemed to have irrevocably appointed ERI with full power of substitution and revocation, such transferee's true and lawful attorney-in-fact in such transferee's name and otherwise to do any and all acts permitted to, and to exercise any and all powers herein conferred upon, such attorney-in-fact.
 3. Voting Rights, Dividends, Etc..

 (a)(i)   So long as ERI shall not have notified the Pledgors  of
a Claim for Indemnification, the Pledgors shall be entitled to exercise any and all voting and consensual rights and powers relating or pertaining to the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement.

 (ii) So long as ERI shall not have notified the Pledgors of a Claim for Indemnification, the Pledgors shall be entitled to receive and retain any and all ordinary cash dividends and interest payable on the Pledged Stock, but any and all stock and liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Stock, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for Pledged Stock or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Stock (either at maturity, upon call for redemption or otherwise) shall be and become part of the Pledged Stock and, if received by the Pledgors, shall be held in trust for the benefit of ERI and shall immediately be delivered to ERI or its designated agent (accompanied by proper instruments of assignment and/or stock powers executed by the Pledgors in accordance with ERI's instructions) to be subject to the terms of this Agreement.

 (iii) ERI shall execute and deliver (or cause to be executed and delivered) to the Pledgors all such proxies, powers of attorney, dividend orders, interest coupons and other instruments as the Pledgors may reasonably request and at the Pledgors' expense for the purpose of enabling the Pledgors to exercise the voting and consensual rights and powers which they are entitled to exercise pursuant to subsection (i) above and to receive the dividends and interest payments which they are authorized to receive and retain pursuant to subsection (ii) above.

 (b)   Upon  the  giving  by ERI of the  notice  referred  to  in
Section 3(a)(i), all rights of the Pledgors to exercise the voting and consensual rights and powers which they are entitled to exercise pursuant to Section 3(a)(i) shall cease, and upon the giving by ERI of the notice referred to in Section 3(a)(ii), all rights of the Pledgors to receive the dividends and interest payments which it is authorized to receive and retain pursuant to
Section 3(a)(ii) shall cease; but only as to the Required Shares.



 4. Covenants of Pledgors. The Pledgors agree that until the expiration of the Indemnification Period (as defined in Section
7), each of the Pledgors will defend the Pledged Stock against the claims and demands of all persons other than ERI and promptly pay all taxes, assessments, and charges upon the Pledged Stock, and not sign (or permit to be signed) any documents creating or perfecting a lien upon or security interest in any of the Pledged Stock except in favor of ERI, or otherwise create, suffer, or permit to exist any liens or security interests upon any Pledged Stock other than in favor of ERI.

 5. Adjustments of Capital Stock; Application of Dividends. In the event that during the term of this Agreement any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of ERI or if any shares of the Pledged Stock are exchanged or converted, or if stock or liquidating dividends or other distributions of cash or other assets or properties are made, in respect of, in redemption of, in exchange for or in payment of principal of the Pledged Stock (whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, any merger, consolidation, acquisition or other exchange of assets or securities, any conversion, call or redemption, or otherwise), all new, substituted and additional shares or other securities issued by reason of any such change or acquisition shall immediately be delivered by Pledgors to ERI and shall be deemed to be part of the Pledged Stock under the terms of this Agreement in the same manner as the shares of the Pledged Stock originally pledged hereunder. If a Claim for Indemnification has occurred, all cash dividends or other property received by or payable to Pledgors by reason of Pledgors' ownership of the Required Shares shall immediately be delivered by Pledgors to ERI, to be held by ERI as additional collateral.

 6.  Return  of  Pledged  Stock.   Upon  the  expiration  of  the
Indemnification Period, ERI shall cause to be transferred and delivered to Pledgors all of the remaining shares of Pledged Stock and any money, property and rights received by Pledgors pursuant hereto, to the extent ERI has not taken, sold or otherwise realized upon the same pursuant to its rights hereunder. In addition, ERI shall, after the Audit Report Date (as defined in the Merger Agreement), so transfer and deliver an aggregate of 39,000 shares Pledged Stock and any such money, property and rights to the Pledgors, it being agreed that ERI has reasonably determined that such Pledged Stock shall not be necessary to satisfy any Claims for Indemnification that may be asserted by ERI during the remainder of the Indemnification Period. Thereafter, ERI shall release such additional number of Pledged Stock as it reasonably determines shall not be necessary to satisfy any claims for Indemnification that may thereafter be asserted by ERI during the remainder of the Indemnification Period.


 7. Claim for Indemnification. A AClaim for Indemnification" for purposes of this Agreement shall mean a claim by ERI against Graphic Media or the Pledgors under the indemnification provisions or Section 12.1 of the Merger Agreement as to which ERI has given notice to the Pledgors on or prior to the termination of the indemnification obligations in Section 11.5 of the Merger Agreement (the "Indemnification Period"). Promptly upon ERI's discovery of a Claim for Indemnification, ERI shall deliver written notice to the Pledgors specifying the known facts relating to each claim and the amount or estimated amount thereof. Upon final resolution of a Claim for Indemnification, either by way of agreement among the parties or a final adjudication of a court, such claim will become a Liquidated Claim for Indemnification. Until a Claim for Indemnification has become a Liquidated Claim for Indemnification pursuant to the above procedures, ERI shall be entitled to retain so much of the Pledged Stock as may be necessary to pay the full amount of the estimated amount of the indemnity claims specified in the notice of the claim, (based on the closing price of the Common Stock on the date hereof as reported by The Nasdaq Stock Market), and ERI shall refrain from exercising or in any way acting on the authority of the stock powers signed by the Pledgors and delivered with the Pledged Stock.

 8. Remedies on Default.

 (a)Upon    the   occurrence   of   a   Liquidated   Claim    for
Indemnification,  the Pledgors shall, in the  aggregate,  at  the option of ERI, automatically and without further action by Pledgors, ERI or any third party, forfeit in favor of ERI all of its rights, title and interest in and to the number of shares of Pledged Stock having a fair market value ("FMV") on the date of this Agreement (based on the closing price of the Common Stock as reported by The Nasdaq Stock Market, together with any dividends paid thereon (the "Required Shares"); each Pledgor shall individually forfeit to ERI the following number of shares of Pledged Stock: the number of Required Shares multiplied by the number of shares of Common Stock pledged by such Pledgor as set forth on Exhibit A divided by 55,000 (the "Pro Rata Required Shares"). Should all of the Pledged Stock pledged by a Pledgor have been sold and the proceeds of such sale substituted therefor, as contemplated by Section 12, such Pledgor shall, upon the occurrence of a Liquidated Claim for Indemnification forfeit to ERI the proceeds of sale of the Pro Rata Required Shares, including, to the extent required by the accounting rules and interpretations necessary to qualify the Merger transaction for financial accounting purposes as a pooling of interests, the amount of any such proceeds that may exceed the Pledgor's pro rata share of the Liquidated Claim for Indemnification.

 (b)In  addition,  ERI  may  exercise  any  and  all  rights  and remedies  afforded to ERI, as a secured party  in  possession  of
collateral  or  otherwise,  under  any  and  all  provisions   of
applicable law, including, but not limited to, the Code.

 (c)The Pledgors expressly waive protest, notice, presentment, dishonor and demand of any kind.

 (d)ERI shall collect the cash proceeds received from any sale or other disposition and shall apply the full proceeds in accordance with the provisions of this Agreement.

 (e)Notwithstanding the foregoing, none of the provisions of this Section 8 shall confer on ERI any rights or privileges that are not permissible under applicable law.

 (f)In connection with the provisions of this Agreement, the Pledgors from time to time promptly shall execute and deliver, or cause to be executed and delivered, to ERI such reasonable documents and instruments, shall join in such notices and shall take, or cause to be taken, such other reasonable and lawful action as ERI shall deem necessary or desirable to enable it to exercise any of the rights with respect to the Pledged Stock granted to it pursuant to this Agreement.

 9. Expenses. All expenses (including fees and disbursements of counsel) incurred by the prevailing party in connection with any litigation arising out of this Agreement shall be borne by the non-prevailing party or parties.

 10.Further Assurances. The Pledgors agree to do such further acts and things and to execute and deliver such additional documents as ERI from time to time may reasonably request in connection with the administration or enforcement of this
Agreement, whether related to the Pledged Stock or any part thereof, to evidence, confirm, perfect or protect any security interest granted or required to have been granted hereunder or in order to better assure and confirm unto ERI its rights, powers and remedies hereunder. The Pledgors hereby consent and agree that the issuers of the Pledged Stock or any registrar or transfer agent for any of the Pledged Stock shall be entitled to accept the provisions hereof and determination of any Claim for Indemnification as provided herein as conclusive evidence of the right of ERI to effect any transfer pursuant hereto, notwithstanding any notice or direction to the contrary heretofore or hereafter given by the Pledgors or any other person to any of such issuers or to any such registrar or transfer agent.

 11.Representations and Warranties. To induce ERI to enter into this Agreement, each of the Pledgors represents and warrants to ERI that:

 (a)Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Pledgors is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (1) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, partnership agreement, or other agreement or instrument to which he is a party or by which he is bound or (2) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to him or his business; and

 (b)This Agreement and all documents and instruments executed  or to be executed in connection herewith constitute the legal, valid
and   binding   obligations  of  the  Pledgors,  enforceable   in
accordance with their respective terms.

 12.Sale of Pledged Stock, Etc.. Each of the Pledgors covenants and agrees, that, from the date hereof and until the expiration of the Indemnification Period, he (a) shall not sell, transfer, exchange or otherwise dispose or agree to dispose of all or any portion of the Pledged Stock without duly pledging to ERI substitute collateral acceptable to ERI in its sole discretion and, without first obtaining the written consent of ERI to such transfer and substitution, provided that a Pledgor may at any time, without such prior written consent, direct ERI to sell the Pledged Stock for cash, and substitute for any Pledged Stock the gross cash proceeds of the sale thereof; (b) shall not further pledge, assign or deliver a security interest in the Pledged Stock, or amend, modify, supplement or waive any provisions of any portion of the Pledged Stock; and (c) shall not suffer or permit any lien or encumbrance to be created upon or with respect to any of the Pledged Stock.

 13.Litigation Respecting Pledged Stock. In the event any action, suit or other proceeding at law, in equity, in arbitration or before any other authority involving or affecting the Pledged Stock is contemplated by the Pledgors, the Pledgors shall give ERI prior notice thereof.

 14.Miscellaneous.

 (a)Entire  Agreement.   Except for the  Merger  Agreement,  this
Agreement supersedes all other representations, agreements and understandings, oral or otherwise, between the parties with respect to the matters contained herein.

 (b)Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be. Should this Agreement, or any one or more of its provisions hereof, be held to be invalid, illegal or unenforceable within any governmental jurisdiction or subdivision thereof, the Agreement or any such provision or provisions shall not as a consequence thereof be deemed to be invalid, illegal or unenforceable in any other governmental jurisdiction or subdivision thereof.

 (c)Survival of Representations, etc.. All representations, warranties, covenants and other agreements made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until full payment and satisfaction of all Damages and Obligations. Neither the exercise nor the failure to exercise any of ERI's rights hereunder will constitute an election of remedies or limit ERI in any manner in the enforcement of any other remedies that may be available to it, under the Merger Agreement or otherwise.

 (d)Cumulative Remedies, Waivers and Amendment. The rights and remedies herein provided to ERI are cumulative and not exclusive of any rights or remedies provided by law. No action, failure to act or knowledge of ERI shall be deemed to constitute a waiver of any power, right or remedy hereunder, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercises of any other power, right or remedy. Any waiver or consent respecting any covenant, representation, warranty or other term or provision of this Agreement shall be effective only in the specified instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of ERI at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. Any right or power of ERI hereunder respecting the Pledged Stock and any other property or money held hereunder may at the option of ERI be exercised as to all or any part of the same and the term the "Pledged Stock" wherever used herein, unless the context clearly requires otherwise, shall be deemed to mean (and shall be read as) the "Pledged Stock and any other property or money held hereunder or any part thereof." This Agreement shall not be amended nor shall any right hereunder be deemed waived except by a written agreement expressly setting forth the amendment or waiver and signed by the party against whom or which such amendment or waiver is sought to be charged.

 (e)Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

Pledgors:

 Philip Meurer
 12021 S.W. Orchard Hill Way
 Lake Oswego, Oregon 97035

 E. Michael Loftus
 433 N.W. Sundown Way
 Portland, Oregon 97229

 Lee Jacobson
 13387 S.W. Alpine View
 Tigard, Oregon 97224

 Joseph Parker
 11732 S.W. 28th Place
 Portland, Oregon 97219

 With a copy to:

 Ronald L. Greenman, Esq.
 Tonkon, Torp, Galen, Marmaduke & Booth
 1600 Pioneer Tower
 888 S.W. Fifth Avenue
 Portland, Oregon 97204-2099
 Facsimile No.:  503-274-8779

ERI:

 Eagle River Interactive, Inc.
 1060 West Beaver Creek Boulevard
 Avon, Colorado 81620
 Attention: Marc Pinto and Fred McCallister
 Facsimile No.:  970-845-3016

 With a copy to:

 Kenneth S. Witt, Esq.
 Freeborn & Peters
 950 Seventeenth Street, Suite 2600
 Denver, Colorado 80202
 Facsimile No.:  303-628-4240

 (f)Successors. This Agreement shall, upon execution and delivery by the Pledgors, become effective and shall be binding upon and inure to the benefit of the Pledgors, ERI and their respective successors, and assigns, except that the Pledgors may not transfer or assign any of its rights or interests hereunder without the consent of ERI.

 (g)Singular and Plural. Unless the context otherwise requires, wherever used herein the singular shall include the plural and the plural shall include the singular, and the use of one gender shall denote the others where appropriate.

 (h)Counterparts. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

 (i)Construction. This Agreement and any document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Colorado, and shall be deemed to have been executed in the State of Colorado.


 IN WITNESS WHEREOF, the Pledgors and ERI have caused this Agreement to be executed as of the day and year first above written.

                              PLEDGORS:



                              /s/ Philip Meurer
                                Philip Meurer



                              /s/ E. Michael Loftus
                                E. Michael Loftus


                              /s/ Joseph Parker
                                Joseph Parker


                              /s/ Lee Jacobson
                                Lee Jacobson


                              ERI:

                              EAGLE RIVER INTERACTIVE, INC.



                              /s/ Marc Pinto
                              Marc Pinto
                              Executive Vice President,
                              Chief Financial Officer